UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2014

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

On February 5, 2014, AGL Resources Inc. issued a press release announcing its financial results for the year ended December 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01              Regulation FD Disclosure

AGL Resources Inc. will host a conference call and live internet webcast on February 5, 2014 at 9:00 a.m. Eastern Time.  A copy of the fourth quarter 2013 earnings presentation that will be used during the conference call and webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in this Item 7.01, as well as the Exhibit 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless AGL Resources Inc. expressly so incorporates such information by reference.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated February 4, 2014, announcing financial results for the year ended December 31, 2013.
99.2	Fourth quarter and year-end 2013 earnings presentation, dated February 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 5, 2014	/s/ Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated February 4, 2014, announcing financial results for the year ended December 31, 2013.
99.2	Fourth quarter and year-end 2013 earnings presentation, dated February 5, 2014.